EXHIBIT 32.2

SECTION 1350 CERTIFICATION BY CHIEF FINANCIAL OFFICER

    In connection with the Quarterly Report of Landbank Group, Inc. (the "registrant") on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, John Genesi, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 14, 2007	By:	/s/ John Genesi
John Genesi
CFO